UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Investor Class (RFTDX)

Institutional Class (RFIDX)

ANNUAL REPORT

July 31, 2017

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2017 (UNAUDITED)

Dear Shareholders,

Over the past year, the market generated strong returns, advancing in the face of significant geopolitical events, namely Brexit and the U.S. presidential election.  We believe several reasons exist for the market strength.  First and most fundamental is the recent acceleration in earnings growth, both at home and abroad.  In the U.S. (S&P 500), Europe (Stoxx 600), and Japan (Nikkei 225), first quarter 2017 earnings growth was the strongest we’ve seen in over two years.

Second, subdued inflation expectations may also be driving equity markets higher.  Recent inflation readings remain below the Federal Reserve’s (“Fed”) 2% target.  As a result, investors likely believe the Fed will be slow to raise interest rates and reduce the size of its balance sheet.  In addition, according to our friends at Strategas Research Partners, inflation readings of 0-4% are generally supportive of higher market multiples.

Third, U.S. investors appear to still believe that new legislation is achievable on taxes and/or infrastructure that will stimulate the overall economy.  Despite limited success to date on reforming healthcare, the Trump administration and Republicans continue to press ahead on their ambitious legislative agenda. Somewhat counter intuitively, the failure of healthcare repeal and replacement could increase the likelihood of successful tax reform, as Republicans feel an increased urgency to reduce taxes before the midterm elections in late 2018.

While we don’t bet on the Fed or on legislative outcomes as part of our investment process, these developments help inform our outlook along with our bottom-up research and valuation work.

Ranger remains steadfast in positioning the Small Cap Fund’s portfolio prudently within each sector from both a fundamental and valuation perspective.  During the fiscal year ending July 31, 2017, Ranger’s Small Cap Fund (RFISX) returned 16.0% net of fees, while its benchmark, the Russell 2000 Growth index, returned 17.8%.  Over the past year, low quality attributes outperformed as the market advanced and became less volatile.  A factor analysis review shows that companies with net losses outperformed those with earnings by over 270 basis points.  Non-earning companies averaged 24.5% of the index weighting and increased 19.9%.  This return compares with the 17.2% increase by companies with earnings in the index over the past year.  Further dividing the universe into quintiles shows that those with a negative forward P/E ratio and the three highest P/E quintiles had the highest returns this past year, all increasing in excess of 24%.  Stocks in the highest price to cash flow quintile, as well as those with negative price to cash flow, also significantly outperformed.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2017 (UNAUDITED)

While we experienced a shift from low to high quality beginning in the second half of 2014 which lasted approximately 18 months, the past seven months were characterized by lower volatility and an undifferentiated market melt up that most particularly rewarded more speculative companies as demonstrated in the factor leadership outlined above.  The Fed has raised interest rates four times now and is strongly indicating a shrinking of its balance sheet.  This long-term backdrop of rate normalization should be constructive for the Fund as heightened volatility helps differentiate its quality attributes.

Looking at the performance of the Small Cap Fund’s portfolio on a sector basis, the healthcare and financial services sectors provided the largest outperformance relative to their index components.  Healthcare outperformance was notable considering the strength from non-earning biotech stocks, which aren’t represented in your portfolio.  The sectors which detracted most from portfolio performance on a relative basis were consumer discretionary and technology.

It is important to note that over the prior twelve months, five companies in the Fund were acquired.  We believe this is indicative of several important factors.  First, your companies tend to have unique business franchises that are gaining market share, which serves as a growth catalyst for the acquiring companies.  Second, the strong financial position and return profiles of your companies make them attractive take out candidates.  And finally, the combination of record cash positions by large companies, the threat of increased financing costs from higher rates, and the potential for repatriation of offshore earnings and lower tax rates should make the environment more conducive to acquisitions.

One negative effect of the recent strength in the market is that valuations are now less compelling.  While a fair amount of good news is priced into stocks today, we also believe that progress on fiscal and tax policy would serve as a catalyst both for stocks and the economy.

As we noted earlier, we believe higher interest rates over time should lead to higher volatility, which aligns well with our focus on quality growth companies.  More broadly, low interest rates have likely allowed a higher percentage of lower quality companies to survive and even thrive, as the cost of mistakes and losing money is low when cheap capital is widely available.  The chart below indicates that non-earning companies as part of the Russell 2000 Growth index are consistent with levels generally only experienced in recessionary environments.  Should higher rates cause a reversal in this trend, it would likely benefit active managers generally, and active managers with a quality bias specifically.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2017 (UNAUDITED)

Source: Bloomberg

As it relates to volatility, it’s instructive to look not only at the influence that higher interest rates would have, but also at the currently low levels of volatility in the market.  Steven DeSanctis at Jefferies recently noted that the equity market is the least volatile it’s been in over 20 years, as measured by the difference between intra-day highs and lows.

Source: Jefferies

We remain committed to the Ranger investment process, which focuses on identifying high quality companies that differentiate themselves with sustained opportunities to grow revenues and profits and generate strong returns.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2017 (UNAUDITED)

To reiterate, we remain focused on our bottom-up research process, with a goal of understanding and measuring the strength of each company’s business outlook.  We continue to believe that a focus on innovative companies that are experiencing growing demand for their products and services will lead to revenue growth, and in turn portfolio success.  We see any meaningful pullback in the market as an opportunity to add to quality companies.  Additionally, while we strive to position the Fund in the best companies that represent our investment process, we also understand that there are environments that best showcase our positive differentiation and environments that prove to be more challenging.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2017 (UNAUDITED)

Dear Shareholders,

The Ranger Quest for Income and Growth Fund (RFIDX) returned 8.18%* for the year ended July 31, 2017 vs. 17.69% for the MSCI All Country World Index (ACWI).  The S&P 500 returned 16.04%.  During the period, roughly 3.3% of the fund’s return came from price appreciation, and 4.8% came from reinvestment of dividends.  This is in keeping with the strategy of the fund, which is to provide meaningful income while investing in high quality companies with good growth potential.  For the year, the biggest detractors to performance vs. the ACWI were underweight positions in technology (10% vs. 16%), consumer discretionary (9% vs. 12%) and energy (5.5% vs. 6.5%).

Stock market performance during the year was dominated by low-yielding growth stocks.  To put this into perspective, 14 of the top 20 contributors to ACWI performance during the year were in the technology sector. Notably, 4 of the top 20 performers for the year were holdings of the fund (Microsoft, JP Morgan, Taiwan Semiconductor and HBC Corporation).  These stocks met our investment criteria, including having an average yield of 3.2% along with substantial growth.  Of the remaining 16 stocks in the top 20, the highest yielding paid out only 1.5% and the average yield was 0.6%.

Global stocks once again outperformed U.S. stocks during the period.  As we’ve commented in the past, European markets in particular have benefitted from a combination of positive factors recently.  Valuations are relatively attractive as European markets lagged the U.S. in the years following the financial crisis.  Monetary policy remains accommodative in Europe compared to the U.S.  Finally, political concerns surrounding Europe have lessened substantially in recent months as the reaction to Brexit and several closely watched elections in Europe has not been as negative as many investors feared.  We still consider European markets attractive, and at year-end 29% of the portfolio is invested there (vs. 22% for the ACWI).

For now, much of the world economy has reached a point where economic growth and low inflation can coexist.  This sort of environment has historically been a good one for equities. This may account for the strong gains in the benchmarks this year along with market volatility which is very low by historic standards.

As the outlook right now appears fairly rosy, it is worth remembering how easy it is to be wrong when making forecasts. This has been seen in just the past couple of years. Recall that just a year ago, a number of forecasters had serious concerns about almost every aspect of the global economy. They turned out to be almost completely wrong. The widely predicted hard landing in China, populist-led political meltdown in Europe, energy-led slowdown in the U.S. and (simultaneous!) global interest rate spike somehow never materialized.

*Net returns for the Institutional share class (RFIDX) for the fiscal year ending July 31, 2017.

Net returns for the Investor share class (RFTDX) were 7.91% for the fiscal year ending July 31, 2017.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2017 (UNAUDITED)

Now, of course, the same forecasters who predicted endless gloom see nothing but sunny skies for the foreseeable future. It is worth keeping this hazard in mind when we make forecasts.

Emerging markets also made a strong turn around during the period, rising 25% after six years of flat performance.  The nature of emerging markets has changed materially in recent years.  In the past, emerging markets were considered an investment which benefitted from the rapid adoption of market-based principals around the world.  Individual companies in the index were a diversified list, with banks and telecoms generally among the largest.  The so-called BRIC countries (Brazil, Russia, India and China) were thought to be the leaders of the new, developing world.

It didn’t work out that way.  Today, three of the four BRIC’s (Brazil, Russia and India) make up only a combined 20% of the MSCI Emerging Markets Index.  Meanwhile, the dynamic Asian economies of South Korea, Taiwan and China (the so-called SKOTCH countries) make up nearly 50% of the benchmark.  From an industry standpoint, the changes have also been significant.  At the end of 2009, the top industries in the benchmark were Financials (24%), Information technology (15%), Materials (15%) and Energy (15%).  Today the ranking looks like this: Information Technology (27%), Financials (24%), Consumer Discretionary (10.2%), Materials (7.4%) and Energy (6.6%).  Clearly there has been a major shift towards Asia and technology within the emerging markets world.

The broad interest in income generating shares has led some commentators to question whether an equity income strategy still makes sense.  In particular, commentators have stated that dividend-paying stocks are trading at unreasonable prices and therefore not attractive.  Our view is that some sectors of the income universe are trading at historically high levels (these include investment grade bonds, junk bonds and utilities).  At the same time, other parts of this universe are in line with their long-term trends (these include telecom companies and many international dividend payers).

A key point to remember is that dividend yields are still generally higher than interest rates.  This is the opposite of the relationship which held for nearly 50 years prior to the financial crisis.  In practice, it has meant that investors receive a higher yield for holding dividend paying stocks, while paying nothing for the probability that the yield will likely grow over time.  A recent Forbes article called into question some of the key ideas behind an equity income strategy, to which we wrote an article in response.

Patience is one of the best qualities an investor can have. Patience helps an investor make it through difficult periods which tempt others to abandon their strategy. Patience makes it easier to ignore the latest investment tip or trend which an investor's friends or relatives may be chasing. Patience can help an investor rebalance towards an underperforming part of their portfolios in order to keep a long-term strategy in place.

In addition to these benefits of patience, there is a very tangible advantage for the patient investor: patience gives the power of compounding the necessary time to work. Simply

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2017 (UNAUDITED)

put, the benefits of compounding accrue to investors over multiple years and decades and only through patience can investors see those benefits accrue to them.

The power of dividend compounding works well in theory, but how about in practice? In the case of the Ranger Quest for Income and Growth Fund, started in 2011, the power of dividend compounding is already starting to be seen. The current distribution on the fund is 4.4%, according to Bloomberg. This yield assumes a share purchase at the June 30 price of $12.12 per share. What about investors who purchased shares at the original fund price of $10? They received the same distribution as all investors on their shares, but because their cost basis was 20% lower their effective yield is 5.3%. If dividends of Quest’s holdings continue to grow, we would expect to see this yield increase over the years to come.

Thank you as always for your support.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2017 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2017

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	16.01%	12.36%	15.45%	$578,167
Russell 2000 Growth Index	17.76%	14.58%	15.84%	$589,699

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated December 1, 2016 was 1.10% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.38%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2017 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2017

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	7.91%	3.52%	$28,866
S&P 500 Index	16.04%	12.83%	$41,311
MSCI AC World Index	17.71%	9.24%	$36,109

Cumulative Performance Comparison of $25,000 Investment Since Inception

* Inception June 4, 2013.

This chart assumes an initial investment of $25,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2016 was 1.56% for Investor class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Investor class shares total gross operating expense, before waiver, was 2.25%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2017 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2017

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	8.18%	5.38%	8.15%	$394,862
S&P 500 Index	16.04%	14.78%	16.28%	$603,056
MSCI AC World Index	17.69%	11.45%	12.03%	$485,168

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2016 was 1.31% for Institutional class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross operating expense, before waiver, was 1.85%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Liabilities Less Other Assets (1.83)%
Agriculture Fishing & Ranching 3.15%
Auto Parts 2.47%
Back Office Support HR & Consulting 5.83%
Banks: Diversified 6.06%
Banks: Savings/Thrifts & Mortgage Lending 5.16%
Biotechnology 6.86%
Building Materials 1.17%
Computer Services Software & Systems 15.40%
Cosmetics 2.29%
Diversified Materials & Processing 1.90%
Foods 1.42%
Health Care Services 5.77%
Medical & Dental Instruments & Supplies 4.99%
Office Supplies Equipment 2.59%
Oil: Crude Producers 3.51%
Pharmaceuticals 7.98%
Recreational Vehicles & Boats 1.62%
Restaurants 1.72%
Semiconductors & Components 6.02%
Specialty Retail 2.04%
Textiles Apparel & Shoes 3.24%
Truckers 4.97%
Utilities: Telecommunications 1.97%
Money Market Fund 3.70%

Per the fee table in the December 1, 2016 prospectus, the Fund's total annual operating expense ratio was 1.38% for Institutional Class shares.  The total annual operating expense ratio after fee waiver and/or reimbursement was 1.10%.  Please refer to the financial highlights for updated information regarding the Fund’s expense ratio.

Portfolio composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Money Market Fund 1.21%
Liabilities Less Other Assets (0.07)%
Master Limited Partnerships & Publicly Traded Partnerships 6.39%
Aerospace & Defense 0.76%
Preferred Stocks 1.01%
Banks 10.38%
Real Estate Investment Trusts 11.82%
Beverages 5.66%
Wireless Telecommunication Services 2.03%
Biotechnology 3.54%
Transportation Infrastructure 1.49%
Capital Markets 8.31%
Software 3.33%
Semiconductors & Semiconductor Equipment 4.25%
Chemicals 4.11%
Real Estate Management & Development 2.24%
Pharmaceuticals 1.21%
Diversified Telecommunication Services 5.00%
Paper & Forest Products 3.00%
Electric Utilities 4.97%
Oil, Gas & Consumable Fuels 1.54%
Food Products 3.35%
Media 0.40%
Hotels, Restaurants & Leisure 2.93%
Marine 1.17%
Machinery 2.73%
Independent Power Producers & Energy Traders 1.57%
IT Services 1.62%
Insurance 4.05%

Per the fee table in the December 1, 2016 prospectus, the Fund's total annual operating expense ratio was 2.25% for Investor Class shares and 1.85% for Institutional Class shares.  The total annual operating expense ratio after fee waiver and/or reimbursement was 1.56% for Investor Class shares, and 1.31% for Institutional Class shares.  Please refer to the financial highlights for updated information regarding the Fund’s expense ratio.

Portfolio Composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Shares		Value

COMMON STOCKS - 98.13%

Agriculture Fishing & Ranching - 3.15%
9,970	Calavo Growers, Inc.	$ 738,279

Auto Parts - 2.47%
7,410	Dorman Products, Inc. *	578,573

Back Office Support HR & Consulting - 5.83%
10,780	WageWorks, Inc. *	702,856
8,530	Maximus, Inc.	514,871
4,217	WNS Holdings Ltd. (India) *	145,697
		1,363,424
Banks: Diversified - 6.06%
6,680	South State Corp.	559,450
5,349	Pinnacle Financial Partners, Inc.	341,801
11,710	Centerstate Banks, Inc.	292,633
8,450	Veritex Holdings, Inc. *	225,192
		1,419,076
Banks: Savings/Thrifts & Mortgage Lending - 5.16%
38,038	Banc of California, Inc.	781,681
10,970	Legacy Texas Financial Group, Inc.	424,758
		1,206,439
Biotechnology - 6.86%
12,480	PRA Health Sciences, Inc. *	928,512
16,360	Repligen Corp. *	658,817
346	Eagle Pharmaceuticals, Inc. *	17,006
		1,604,335
Building Materials - 1.17%
21,010	PGT Innovations, Inc. *	273,130

Computer Services Software & Systems - 15.40%
16,670	Pegasystems, Inc.	1,007,702
14,202	Qualys, Inc. *	570,210
12,920	Broadsoft, Inc. *	569,126
5,510	Ellie Mae, Inc. *	480,582
8,020	Mercury Systems, Inc. *	352,158
13,540	MINDBODY, Inc. *	351,363
3,133	SPS Commerce, Inc. *	181,087
783	LogMeln, Inc.	91,180
		3,603,408

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2017

Shares		Value

Cosmetics - 2.29%
13,783	Inter Parfums, Inc.	$ 534,780

Diversified Materials & Processing - 1.90%
5,987	Cabot Microelectronics Corp.	443,936

Foods - 1.42%
2,535	J&J Snack Foods Corp.	333,099

Health Care Services - 5.77%
17,681	Cotiviti Holdings, Inc. *	761,167
7,670	Medidata Solutions, Inc. *	589,133
		1,350,300
Medical & Dental Instruments & Supplies - 4.99%
9,490	Cantel Medical Corp.	704,158
6,446	Neogen Corp. *	424,598
1,098	LeMaitre Vascular, Inc.	39,605
		1,168,361
Office Supplies Equipment - 2.59%
17,060	Knoll, Inc.	330,282
13,290	Kornit Digital Ltd. (Israel) *	275,103
		605,385
Oil: Crude Producers - 3.51%
37,255	WildHorse Resource Development Corp. *	492,511
29,155	Callon Petroleum Co. *	330,035
		822,546
Pharmaceuticals - 7.98%
18,045	Supernus Pharmaceuticals, Inc. *	729,920
10,741	Cambrex Corp. *	655,201
8,986	Prestige Brands Holdings, Inc. *	481,919
		1,867,040
Recreational Vehicles & Boats - 1.62%
3,545	LCI Industries, Inc.	378,429

Restaurants - 1.72%
13,123	Sonic Corp.	310,490
6,970	Bojangles', Inc. *	92,701
		403,191

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2017

Shares		Value

Semiconductors & Components - 6.02%
14,375	MaxLinear, Inc. *	$ 376,625
9,460	Inphi Corp. *	363,264
7,760	Ceva, Inc. *	358,900
4,140	Silicon Laboratories, Inc. *	310,914
		1,409,703
Specialty Retail - 2.04%
9,098	SiteOne Landscape Supply, Inc. *	477,645

Textiles Apparel & Shoes - 3.24%
18,515	Steven Madden Ltd. *	759,115

Truckers - 4.97%
12,770	SAIA, Inc. *	694,050
13,150	Knight Transportation, Inc.	468,798
		1,162,848
Utilities: Telecommunications - 1.97%
11,045	Cogent Communications Holdings, Inc.	461,129

TOTAL FOR COMMON STOCKS (Cost $18,632,211) - 98.13%		22,964,171

SHORT TERM INVESTMENT - 3.70%
866,827	First American Government Obligation Fund - Class Z 0.75% ** (Cost $866,827)	866,827

TOTAL INVESTMENTS (Cost $19,499,038) *** - 101.83%		23,830,998

LIABILITIES LESS OTHER ASSETS - (1.83)%		(428,677)

NET ASSETS - 100.00%		$23,402,321

* Non-income producing securities during the period.

** The coupon rate shown represents the yield at July 31, 2017.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $19,555,741 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $4,761,845

Gross Unrealized Depreciation (Tax)         (486,588)

Total                                                                 $ 4,275,257

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Shares		Value

COMMON STOCKS - 79.64%

Aerospace & Defense - 0.76%
3,720	Bae Systems PLC. ADR (United Kingdom)	$ 119,970

Banks - 10.38%
132,350	Intesa Sanpaolo SpA (Italy)	456,221
575,820	Lloyds Banking Group Plc. (United Kingdom)	498,500
3,810	J.P. Morgan Chase & Co.	349,758
1,990	Bank of Montreal (Canada)	150,803
3,650	HSBC Holdings Plc. (United Kingdom)	182,829
		1,638,111
Beverages - 5.66%
636,103	Thai Beverage PCL (Thailand)	448,325
3,690	Anheuser-Busch InBev SA/NV (Belgium)	445,235
		893,560
Biotechnology - 3.54%
8,010	Abbvie, Inc.	559,979

Capital Markets - 8.31%
3,720	CME Group, Inc.	456,146
18,770	Ares Capital Corp.	307,640
14,070	Golub Capital BDC, Inc.	275,209
7,070	Main Street Capital Corp.	273,962
		1,312,957
Chemicals - 4.11%
6,510	The Dow Chemical Co.	418,202
2,560	Lyondellbasell Industries NV (Netherlands)	230,630
		648,832
Diversified Telecommunication Services - 5.00%
278,140	HKT Trust & HKT, Ltd. (Hong Kong)	364,621
6,030	AT&T, Inc.	235,170
4,032	BCE, Inc. (Canada)	189,092
		788,883
Electric Utilities - 4.97%
80,770	Enel Spa (Italy)	461,230
15,070	Red Electrica Corp. SA (Spain)	323,245
		784,475
Food Products - 3.35%
28,350	Marine Harvest ASA (Norway) *	528,255

* Non-income producing securities during the period.

ADR - American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2017

Shares		Value

Hotels, Restaurants & Leisure - 2.93%
7,520	Las Vegas Sands Corp.	$ 463,307

Independent Power Producers & Energy Traders - 1.57%
12,590	Capital Power Corp. (Canada)	248,306

Insurance - 4.05%
73,290	Insurance Australia Group (Australia)	391,071
2,570	Swiss RE AG ORD (Switzerland) *	247,705
		638,776
IT Services- 1.62%
4,420	Paychex, Inc.	255,697

Machinery - 2.73%
3,480	PACCAR, Inc.	238,206
1,150	Cummins, Inc.	193,085
		431,291
Marine - 1.17%
28,660	Costamare, Inc. (Monaco)	184,284

Media - 0.40%
3,328	Regal Entertainment Group Class-A	63,299

Oil, Gas & Consumable Fuels - 1.54%
6,190	Royal Dutch Shell Plc. B (United Kingdom)	175,849
850	Exxon Mobil Corp.	68,034
		243,883
Paper & Forest Products- 3.00%
17,390	UPM Kymmene Oyj (Finland)	473,670

Pharmaceuticals - 1.21%
9,535	GlaxoSmithKline PLC. (United Kingdom)	190,632

Real Estate Management & Development - 2.24%
262,001	New World Development (Hong Kong)	354,197

Semiconductors & Semiconductor Equipment - 4.25%
10,510	Intel Corp.	372,790
8,300	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	298,468
		671,258
Software - 3.33%
7,230	Microsoft Corp.	525,621

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2017

Shares		Value

Transportation Infrastructure - 1.49%
43,570	Sydney Airport (Australia)	$ 234,578

Wireless Telecommunication Services - 2.03%
26,890	Tele2 AB (Sweden)	320,148

TOTAL FOR COMMON STOCKS (Cost $11,233,359) - 79.64%		12,573,969

REAL ESTATE INVESTMENT TRUSTS - 11.82%

Equity Real Estate Investment Trust- 6.47%
6,390	Welltower, Inc.	468,962
200,936	Ascendas Real Estate Investment Trust (Singapore)	400,390
10,403	Colony Northstar, Inc. - Class A	152,300
		1,021,652
Mortgage Real Estate Investment Trust- 5.35%
17,542	Blackstone Mortgage Trust, Inc.	541,522
13,724	Starwood Property Trust, Inc.	302,477
		843,999

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,763,808) - 11.82%		1,865,651

PREFERRED STOCKS - 1.01%

Capital Markets - 1.01%
6,660	Goldman Sachs Group, Inc. 4.000% Perpetual	159,107

TOTAL FOR PREFERRED STOCKS (Cost $157,823) - 1.01%		159,107

MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS - 6.39%

Capital Markets - 3.42%
16,150	Blackstone Group, L.P.	540,218

Electric Utilities - 2.97%
11,604	Brookfield Infrastructure Partners, L.P. (Bermuda)	469,498

TOTAL FOR MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS (Cost $747,144) - 6.39%		1,009,716

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2017

Shares		Value

SHORT TERM INVESTMENT - 1.21%
190,494	First American Government Obligation Fund - Class Z 0.75% ** (Cost $190,494)	$ 190,494

TOTAL INVESTMENTS (Cost $14,092,628) *** - 100.07%		15,798,937

LIABILITIES LESS OTHER ASSETS - (0.07)%		(10,334)

NET ASSETS - 100.00%		$15,788,603

** The coupon rate shown represents the yield at July 31, 2017.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $14,093,164 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $ 1,879,569

Gross Unrealized Depreciation (Tax)          (173,796)

Total                                                         $ 1,705,773

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2017

Assets:	Small Cap Fund	Quest for Income and Growth Fund
Investments in Securities, at Value (Cost $19,499,038 and $14,092,628)	$ 23,830,998	$ 15,798,937
Cash	1,000	-
Receivables:
Dividends and Interest	2,280	38,058
Shareholder Subscriptions	6,466	-
Securities Sold	1,315,876	-
Prepaid Expenses	942	604
Total Assets	25,157,562	15,837,599
Liabilities:
Payables:
Advisory Fees	16,545	10,003
Distribution (12b-1) Fees	-	53
Trustee Fees	208	208
Shareholder Redemptions	-	9,710
Securities Purchased	1,714,045	-
Other Expenses	24,443	29,022
Total Liabilities	1,755,241	48,996
Net Assets	$ 23,402,321	$ 15,788,603

Net Assets Consist of:
Paid In Capital	$ 18,100,574	$ 15,498,071
Accumulated Undistributed Net Investment Income	-	58,592
Accumulated Realized Gain (Loss) on Investments	969,787	(1,474,369)
Unrealized Appreciation in Value of Investments	4,331,960	1,706,309
Net Assets, for 1,318,462 and 1,281,686 Shares Outstanding, respectively	$ 23,402,321	$ 15,788,603

Net Asset Value Per Share

Investor Class:

Net Assets		$ 1,269,062
Shares outstanding (unlimited number of shares authorized with no par value)		103,721
Net Asset Value, Redemption Price and Offering Price Per Share		$ 12.24

Institutional Class:

Net Assets	$ 23,402,321	$ 14,519,541
Shares outstanding (unlimited number of shares authorized with no par value)	1,318,462	1,177,965
Net Asset Value, Redemption Price and Offering Price Per Share	$ 17.75	$ 12.33

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2017

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund
Dividends (net of foreign withholding of $0 and $37,623, respectively)	$ 134,414	$ 579,991
Distributions received from Master Limited Partnerships	-	19,910
Interest	4,391	1,627
Total Investment Income	138,805	601,528

Expenses:
Advisory Fees (Note 4)	236,406	153,088
Distribution (12b-1) Fees - Investor Class	-	3,262
Audit Fees	19,100	22,300
Transfer Agent & Accounting Fees	34,218	36,928
Registration Fees	1,935	1,287
Custody Fees	5,701	10,965
Insurance Fees	5,906	4,219
Trustee Fees	3,750	3,750
Printing Fees	430	1,683
Nasdaq Fees	593	1,187
Miscellaneous Fees	1,746	1,632
Legal Fees	22,864	14,941
Total Expenses	332,649	255,242
Advisory Fees Waived (Note 4)	(72,626)	(83,583)
Net Expenses	260,023	171,659

Net Investment Income (Loss)	(121,218)	429,869

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	2,981,851	661,331
Net Change in Unrealized Appreciation on Investments	235,535	141,177
Net Realized and Unrealized Gain on Investments	3,217,386	802,508

Net Increase in Net Assets Resulting from Operations	$ 3,096,168	$ 1,232,377

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2017	7/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (121,218)	$ (156,444)
Net Realized Gain on Investments	2,981,851	1,135,740
Net Change in Unrealized Appreciation (Depreciation) on Investments	235,535	(460,604)
Net Increase in Net Assets Resulting from Operations	3,096,168	518,692

Distributions to Shareholders:
Realized Gains	(1,897,049)	(1,549,408)
Total Distributions Paid to Shareholders	(1,897,049)	(1,549,408)

Capital Share Transactions (Note 5)	(4,922,843)	2,715,295

Total Increase (Decrease) in Net Assets	(3,723,724)	1,684,579

Net Assets:
Beginning of Period	27,126,045	25,441,466

End of Period (Including Undistributed Net Investment Income	$ 23,402,321	$ 27,126,045
of $0 and $0, respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2017	7/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 429,869	$ 428,592
Net Realized Gain (Loss) on Investments	661,331	(1,344,120)
Net Change in Unrealized Appreciation on Investments	141,177	1,061,756
Net Increase in Net Assets Resulting from Operations	1,232,377	146,228

Distributions to Shareholders:
Net Investment Income:
Investor Class	(37,462)	(32,534)
Institutional Class	(427,943)	(347,273)
Return of Capital:
Investor Class	(22,299)	(5,433)
Institutional Class	(207,975)	(56,218)
Total Distributions Paid to Shareholders	(695,679)	(441,458)

Capital Share Transactions (Note 5)	540,078	(499,265)

Total Increase (Decrease) in Net Assets	1,076,776	(794,495)

Net Assets:
Beginning of Period	14,711,827	15,506,322

End of Period (Including Undistributed Net Investment Income (Loss)	$ 15,788,603	$ 14,711,827
of $58,592 and $(6,669), respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2017	7/31/2016	7/31/2015	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 16.72	$ 17.69	$ 15.86	$ 15.33	$ 12.90

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.09)	(0.10)	(0.06)	(0.13)	(0.08)
Net Gain on Securities (Realized and Unrealized)	2.67	0.17	3.29	0.77	2.73
Total from Investment Operations	2.58	0.07	3.23	0.64	2.65

Distributions:
Realized Gains	(1.55)	(1.04)	(1.40)	(0.11)	(0.22)
Total from Distributions	(1.55)	(1.04)	(1.40)	(0.11)	(0.22)

Net Asset Value, at End of Period	$ 17.75	$ 16.72	$ 17.69	$ 15.86	$ 15.33

Total Return **	16.01%	0.87%	21.40%	4.17%	21.01%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 23,402	$ 27,126	$ 25,441	$ 18,719	$15,841
Before Waivers
Ratio of Expenses to Average Net Assets	1.41%	1.38%	1.39%	1.49%	1.69%
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.13%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.65)%	(0.33)%	(0.78)%	(0.59)%
Portfolio Turnover	64.06%	51.76%	68.50%	79.29%	86.85%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended				Period Ended *
	7/31/2017	7/31/2016	7/31/2015	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 11.87	$ 12.06	$ 12.98	$ 12.65	$ 12.70

Income From Investment Operations:
Net Investment Income **	0.30	0.32	0.38	0.71	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.61	(0.16)	(0.84)	0.48	(0.05)
Total from Investment Operations	0.91	0.16	(0.46)	1.19	0.00

Distributions:
Net Investment Income	(0.34)	(0.30)	(0.46)	(0.76)	(0.05)
Realized Gains	-	-	-	(0.10)	-
Return of Capital	(0.20)	(0.05)	-	-	-
Total from Distributions	(0.54)	(0.35)	(0.46)	(0.86)	(0.05)

Net Asset Value, at End of Period	$ 12.24	$ 11.87	$ 12.06	$ 12.98	$ 12.65

Total Return ***	7.91%	1.47%	(3.68)%	9.49%	(0.02)%(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,269	$ 1,310	$ 1,356	$ 1,718	$ 2,731
Before Waivers
Ratio of Expenses to Average Net Assets	1.94%	2.04%	2.14%	2.24%	2.17%(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%(a)
Ratio of Net Investment Income to Average Net Assets	2.58%	2.82%	3.01%	5.45%	2.63%(a)
Portfolio Turnover	91.08%	90.56%	36.85%	38.63%	46.45%(b)

* For the period June 4, 2013 (launch of share class) through July 31, 2013.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2017	7/31/2016	7/31/2015	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 11.93	$ 12.10	$ 13.02	$ 12.61	$ 12.01

Income (Loss) From Investment Operations:
Net Investment Income *	0.34	0.34	0.41	0.77	0.57
Net Gain (Loss) on Securities (Realized and Unrealized)	0.60	(0.15)	(0.85)	0.46	0.77
Total from Investment Operations	0.94	0.19	(0.44)	1.23	1.34

Distributions:
Net Investment Income	(0.36)	(0.31)	(0.48)	(0.72)	(0.64)
Realized Gains	-	-	-	(0.10)	(0.10)
Return of Capital	(0.18)	(0.05)	-	-	-
Total from Distributions	(0.54)	(0.36)	(0.48)	(0.82)	(0.74)

Net Asset Value, at End of Period	$ 12.33	$ 11.93	$ 12.10	$ 13.02	$ 12.61

Total Return **	8.18%	1.72%	(3.47)%	9.84%	11.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,520	$ 13,402	$ 14,150	$ 15,702	$ 11,984
Before Waivers
Ratio of Expenses to Average Net Assets	1.64%	1.64%	1.60%	1.74%	2.04%
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.12%
Ratio of Net Investment Income to Average Net Assets	2.83%	3.05%	3.23%	5.93%	4.54%
Portfolio Turnover	91.08%	90.56%	36.85%	38.63%	46.45%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2017

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of four series:  Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund, and Ranger Quest for Income and Growth Fund.  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”). The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.  Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation.  Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Each Fund offers Institutional Class Shares and Investor Class Shares.  The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”).  Currently, the Small Cap Fund does not offer its Investor Class shares for sale.  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (the “Small Cap Adviser”) and Ranger International Management, L.P, (the “Income and Growth Adviser”) serve as investment advisers (the “Advisers”) to Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.

Note 2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each share class based on their relative net asset within the Fund. Class specific expenses are allocated to that share class.

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended July 31, 2017, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ open tax years or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2017, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Small and Medium Capitalization Risk:  Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.  The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies.  Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

Foreign Exchange Rate Risk:  Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk:  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The first-in first-out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs) and Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT, each MLP and other industry sources. These estimates may subsequently be revised based on information received from REITs and MLPs after their tax reporting periods are concluded.

Share valuation: The net asset value per share of each class of shares for Small Cap and Income and Growth are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap and Income and Growth is equal to the net asset value per share.

Share Class Accounting:  Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has equal rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in

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JULY 31, 2017

market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds’ that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, MSS will provide all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2017, the Small Cap Fund and the Income and Growth Fund incurred $34,218 and $36,928 in Transfer Agent and Accounting fees, respectively.  At July 31, 2017, the Small Cap Fund and the Income and Growth Fund owed $2,650 and $3,050 in Transfer Agent and Accounting fees, respectively.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Class shares of the Funds are not subject to a 12b-1 fee, and do not have a Rule 12b-1 plan.    Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Rafferty Capital Markets, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement").

The Trust and the Advisers are not affiliated with the Distributor.

For the fiscal year ended July 31, 2017, the Income and Growth Fund, Investor Class shares, accrued $3,262 in distribution fees.  At July 31, 2017, the Income and Growth Fund, Investor Class shares, owed $53 in distribution fees.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

The Income and Growth Fund may invest in publicly traded partnership interests (“PTPs”) and master limited partnership interests (“MLPs”), a subset of PTPs.  PTPs are limited partnerships, the interests in which are known as “units”.  PTP units typically trade publically, like stocks, and thus may provide the investor more liquidity than ordinary limited partnerships.  Generally, these securities will be classified as Level 1 of value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2. The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$22,964,171	$ -	$ -	$22,964,171
Short Term Investment	866,827	-	-	866,827
Total	$23,830,998	$ -	$ -	$23,830,998

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,573,969	$ -	$ -	$ 12,573,969
Real Estate Investment Trusts	1,865,651	-	-	1,865,651
Preferred Stocks	159,107	-	-	159,107
Master Limited Partnerships & Publicly Traded Partnerships	1,009,716	-	-	1,009,716
Short Term Investment	190,494	-	-	190,494
Total	$15,798,937	$ -	$ -	$15,798,937

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

Neither Fund held any Level 2 or Level 3 assets during the year ended July 31, 2017.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  Neither Fund had transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2017.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 31, 2017.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) between the applicable Adviser and the Trust, the Small Cap Adviser and the Income and Growth Adviser, respectively, are entitled to investment advisory fees, computed daily and payable monthly of 1.0% per annum of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  For the year ended July 31, 2017, the Advisers earned $236,406 and $153,088 from the Small Cap Fund and Income and Growth Fund, respectively.  For the year ended July 31, 2017, the Advisers waived $72,626 and $83,583 in expenses from the Small Cap Fund and Income and Growth Fund, respectively.  At July 31, 2017, the Advisers were owed $16,545 and $10,003 from the Small Cap Fund and Income and Growth Fund, respectively.

The Small Cap Adviser and the Income and Growth Adviser have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby they have agreed to reduce its fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2017.  The Small Cap Adviser and the Income and Growth Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2017, the Adviser is able to recapture $202,500 in expenses pursuant to the Expense Limitation Agreement for the Small Cap Fund.  As of July 31, 2017, the Adviser is entitled to recapture $251,214 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund
July 31, 2015	July 31, 2018	$64,004	$ 89,806
July 31, 2016	July 31, 2019	$65,870	$ 77,825
July 31, 2017	July 31, 2020	$72,626	$ 83,583

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 5. Capital Share Transactions

At July 31, 2017, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund and the Income and Growth Fund).  Paid in capital for the year ended July 31, 2017 amounted to $18,100,574 and $15,498,071 for the Small Cap Fund and Income and Growth Fund, respectively.  The following table summarizes transactions in capital for the year ended July 31, 2017, and the year ended July 31, 2016:

Small Cap Fund – Institutional Class	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	199,700	$ 3,423,283	325,164	$ 4,888,213
Shares reinvested	58,467	974,649	59,276	918,777
Shares redeemed	(561,916)	(9,320,775)	(200,571)	(3,091,695)
Net increase (decrease)	(303,749)	$(4,922,843)	183,869	$2,715,295

Income and Growth Fund – Investor Class	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	13,420	$ 157,829	22,067	$ 237,537
Shares reinvested	5,077	59,761	4,559	52,505
Shares redeemed	(25,182)	(297,712)	(28,731)	(321,116)
Net decrease	(6,685)	$ (80,122)	(2,105)	$ (31,074)

Income and Growth Fund – Institutional Class	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	140,689	$1,650,715	116,833	$1,321,466
Shares reinvested	52,263	619,540	46,818	541,370
Shares redeemed	(138,440)	(1,650,055)	(210,018)	(2,331,027)
Net increase (decrease)	54,512	$ 620,200	(46,367)	$ (468,191)

The Small Cap Fund has not issued Investor Class shares.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

Note 6. Investments

Small Cap Fund

For the year ended July 31, 2017, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $14,538,659 and $21,001,487, respectively. For federal income tax purposes, as of July 31, 2017, the gross unrealized appreciation for all securities totaled $4,761,845 and the gross unrealized depreciation for all securities totaled $486,588, for a net unrealized appreciation of $4,275,257.  The aggregate cost of securities for federal income tax purposes at July 31, 2017, was $19,555,741.

Income and Growth Fund

For the year ended July 31, 2017, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $14,131,246 and $13,620,512, respectively. For federal income tax purposes, as of July 31, 2017, the gross unrealized appreciation for all securities totaled $1,879,569 and the gross unrealized depreciation for all securities totaled $173,796, for a net unrealized appreciation of $1,705,773.  The aggregate cost of securities for federal income tax purposes at July 31, 2017, was $14,093,164.

Note 7. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2017, a long-term capital gain distribution of $1.52845 per share, and a short-term capital gain distribution of $0.01790 per share, was paid on December 29, 2016, for shareholders on record as of December 28, 2016, for a total distribution of $1,897,049.

During the year ended July 31, 2016, a long-term capital gain distribution of $1.04145 per share was paid on December 29, 2015, for shareholders on record as of December 28, 2015, for a total distribution of $1,549,408.

The tax character of distributions paid during the year ended July 31, 2017, was as follows:

Capital Gain                       $ 1,897,049

Long-term capital gains in the amount of $579,365, and ordinary income in the amount of $37,637, were distributed in connection with Fund share redemptions.

The tax character of distributions paid during the year ended July 31, 2016, was as follows:

Capital Gain                      $ 1,549,408 (20% rate gain distribution)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

As of July 31, 2017, for tax purposes the Small Cap Fund’s undistributed net investment income was $83,565 which resulted from short term capital gain. Additionally, the Small Cap Fund has elected to defer 2016 post October capital losses of $0, and its accumulated net realized gain on investments is $942,925.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Small Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2017, amounts have been reclassified to reflect an increase in undistributed net investment income of $121,218, an increase in paid in capital of $617,002, and a corresponding decrease in accumulated net realized gain from investments of $738,220.

Income and Growth Fund

Investor Class

During the year ended July 31, 2017, an ordinary income distribution of $0.1330 per share was paid on June 29, 2017, for shareholders on record as of June 28, 2017 for a total distribution of $13,920.  An ordinary income distribution of $0.09707 per share, a return of capital distribution of $0.03425 per share, were paid on March 30, 2017, for shareholders on record as of March 29, 2017, for a total distribution of $14,428. An ordinary income distribution of $0.06286 per share, a return of capital distribution of $0.07408 per share, were paid on September 29, 2016, for shareholders on record as of September 28, 2016, for a total distribution of $15,653. An ordinary income distribution of $0.04945 per share, a return of capital distribution of $0.08748 per share, were paid on December 29, 2016, for shareholders on record as of December 28, 2016, for a total distribution of $15,760.

The tax character of distributions paid during the year ended July 31, 2017, was as follows:

Ordinary Income

$   37,462

Return of Capital

$   22,299

During the year ended July 31, 2016, an ordinary income distribution of $0.06371 per share was paid on October 29, 2015, for shareholders on record as of October 28, 2015, for a total distribution of $7,061. An ordinary income distribution of $0.05727 per share was paid on December 29, 2015, for shareholders on record as of December 28, 2015, for a total distribution of $6,014.  An ordinary income distribution of $0.1351 per share was paid on April 28, 2016, for shareholders on record as of April 27, 2016, for a total distribution of $14,882.  An ordinary income distribution of $0.09079 per share was paid on June 29, 2016, for shareholders on record as of June 28, 2016, for a total distribution

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

of $10,010.  During the annual audit, approximately $0.05 per share was reclassified from ordinary income to a return of capital.

The tax character of distributions paid during the year ended July 31, 2016, was as follows:

Ordinary Income

$   32,534

Return of Capital

$     5,433

Institutional Class

During the year ended July 31, 2017, an ordinary income distribution of $0.1330 per share was paid on June 29, 2017, for shareholders on record as of June 28, 2017 for a total distribution of $156,109.  An ordinary income distribution of $0.10530 per share, a return of capital distribution of $0.02648 per share, were paid on March 30, 2017, for shareholders on record as of March 29, 2017, for a total distribution of $159,254.  An ordinary income distribution of $0.06867 per share, a return of capital distribution of $0.07052 per share, were paid on September 29, 2016, for shareholders on record as of September 28, 2016, for a total distribution of $159,361. An ordinary income distribution of $0.05734 per share, a return of capital distribution of $0.08279 per share, were paid on December 29, 2016, for shareholders on record as of December 28, 2016, for a total distribution of $161,194.

The tax character of distributions paid during the year ended July 31, 2017, was as follows:

Ordinary Income

$   427,943

Return of Capital

$   207,975

During the year ended July 31, 2016, an ordinary income distribution of $0.0706 per share was paid on October 29, 2015, for shareholders on record as of October 28, 2015, for a total distribution of $84,037. An ordinary income distribution of $0.0618 per share was paid on December 29, 2015, for shareholders on record as of December 28, 2015, for a total distribution of $70,098. An ordinary income distribution of $0.00132 per share was paid on January 28, 2016, for shareholders on record as of January 27, 2016, for a total distribution of $1,499.  An ordinary income distribution of $0.13224 per share was paid on April 28, 2016, for shareholders on record as of April 27, 2016, for a total distribution of $147,098.  An ordinary income distribution of $0.09068 per share was paid on June 29, 2016, for shareholders on record as of June 28, 2016, for a total distribution of $100,759.  During the annual audit, approximately $0.05 per share was reclassified from ordinary income to a return of capital.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2017

The tax character of distributions paid during the year ended July 31, 2016, was as follows:

       Ordinary Income

$   347,273

       Return of Capital

$     56,218

As of July 31, 2017, for tax purposes Income and Growth Fund’s accumulated net investment loss was $1,098,198 which includes $1,156,790 of short term capital loss and its undistributed realized loss (“capital loss carryforward”) on investments was $363,484. These capital loss carryforward amounts have no expiration. The Income & Growth Fund has elected to defer 2016 post October capital losses of $0.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2017, amounts have been reclassified to reflect an increase in undistributed net investment income of $100,797 and a corresponding increase in accumulated net realized loss from investments of $100,797.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of July 31, 2017, R. E. Smith Sub S Trust, held approximately 45.24% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2017, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 65.33% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.

Note 9. Subsequent Events

At an in-person meeting of the Board, the Trustees approved a Distribution Agreement between the Trust and Foreside Fund Services, LLC (“Foreside”).  Foreside will serve as distributor for the Funds under the terms and conditions set forth in the Distribution Agreement.  As of September 30, 2017 Foreside has not yet assumed its role as distributor of the Funds.

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Ranger Funds Investment Trust:

We have audited the accompanying statements of assets and liabilities of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the Funds), each a series of Ranger Funds Investment Trust (the Trust), including the schedules of investments, as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the years ended July 31, 2017, 2016, 2015, and 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The accompanying financial highlights for the year or period ended July 31, 2013 were audited by prior auditors whose report thereon dated September 20, 2013, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two years in the period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Denver, Colorado

September 28, 2017

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EXPENSE ILLUSTRATION

JULY 31, 2017 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees, 12b-1 fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2017 through July 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2017 (UNAUDITED)

Ranger Small Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2017	July 31, 2017	February 1, 2017 to July 31, 2017

Actual	$1,000.00	$1,060.33	$5.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ranger Quest for Income and Growth Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2017	July 31, 2017	February 1, 2017 to July 31, 2017

Actual	$1,000.00	$1,064.80	$6.91
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ranger Quest for Income and Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2017	July 31, 2017	February 1, 2017 to July 31, 2017

Actual	$1,000.00	$1,066.16	$5.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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TRUSTEES & OFFICERS

JULY 31, 2017 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	4	Director, Fiberforge Corp. (2000- 2013).
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	N/A
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011) Chief Compliance Officer (since September 2016)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002) and its affiliated investment advisers.	N/A	N/A

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

TRUSTEES & OFFICERS (CONTINUED)

JULY 31, 2017 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
James F. McCain Year of Birth: 1951	Independent Trustee (since September 2011)	Retired (since 8/2014); Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance Officer, SteelPath MLP Funds Trust (2010 – 8/2014); Chief Compliance Officer, Brazos Capital Management.	4	None
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdings (since 2007) (technology consulting).	4	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC (since 2009) (investment advisory firm).	4	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

***The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

ADDITIONAL INFORMATION

JULY 31, 2017 (UNAUDITED)

  Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

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Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 28,200

FY 2016

$ 25,000

(b)

Audit-Related Fees

Registrant

FY 2017

$ 4,000

FY 2016

$ 0

Nature of the fees:

NSAR & Estimated Expenses

(c)

Tax Fees

Registrant

FY 2017

$ 10,250

FY 2016

$ 9,950

Nature of the fees:

Tax preparation and filing

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2017

$ 10,250

FY 2016

$ 9,950

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 24, 2017

By /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 24, 2017